UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 21, 2023

AB PRIVATE CREDIT INVESTORS CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-01196	81-2491356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas

New York, NY 10105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 969-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01— Entry into a Material Definitive Agreement.

On April 21, 2023, ABPCIC Funding IV LLC (the “Borrower”), a wholly-owned subsidiary of AB Private Credit Investors Corporation (the “Fund”), entered into a warehouse financing transaction (the “Warehouse Credit Facility”). In connection with the Warehouse Credit Facility, the Borrower entered into, among other agreements, (i) the credit agreement (the “Warehouse Credit Agreement”) among the Borrower, the lenders referred to therein, Natixis, New York Branch, as administrative agent (in such capacity, the “Administrative Agent”), and U.S. Bank Trust Company, National Association, as collateral agent (in such capacity, the “Collateral Agent”) and collateral administrator (in such capacity, the “Collateral Administrator”), (ii) the account control agreement (the “Account Control Agreement”) among the Borrower, as debtor, the Collateral Agent, as secured party, and U.S. Bank National Association, as securities intermediary (in such capacity, the “Securities Intermediary”), (iii) the collateral management agreement (the “Collateral Management Agreement”), between the Borrower and AB Private Credit Investors LLC, as collateral manager (in such capacity, the “Collateral Manager”), (iv) the collateral administration agreement (the “Collateral Administration Agreement”), among the Borrower, the Collateral Manager and the Collateral Administrator and (v) the master loan sale and contribution agreement (the “Transfer Agreement”) between the Borrower and the Fund.

The Warehouse Credit Agreement provides for borrowings in an aggregate amount up to $200,000,000. Borrowings under the Warehouse Credit Agreement will bear interest based on an adjusted term standard overnight financing rate for the relevant interest period or the applicable replacement thereto provided for in the Warehouse Credit Agreement, in each case, plus an applicable spread. Interest is payable quarterly in arrears. Any amounts borrowed under the Warehouse Credit Agreement will mature, and all accrued and unpaid interest thereunder will be due and payable, on the earlier of (i) April 21, 2033 (or such later date mutually agreed to by the Borrower and the Administrative Agent) or (ii) upon certain other events which result in accelerated maturity under the Warehouse Credit Facility. Borrowing under the Warehouse Credit Facility is subject to certain restrictions contained in the Investment Company Act of 1940, as amended.

Borrowings under the Warehouse Credit Agreement are secured by all of the assets held by the Borrower. Pursuant to the Collateral Management Agreement, the Collateral Manager will perform certain duties with respect to the purchase and management of the assets securing the Warehouse Credit Facility. The Collateral Manager has elected to waive any fees that would otherwise be payable under the Warehouse Credit Agreement and the Collateral Management Agreement. The Borrower will reimburse the expenses incurred by the Collateral Manager in the performance of its obligations under the Collateral Management Agreement other than any ordinary overhead expenses, which shall not be reimbursed. The Borrower has made customary representations and warranties under the Collateral Management Agreement and is required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities.

All of the collateral pledged to the lenders by the Borrower under the Warehouse Credit Agreement is held in the custody of the Securities Intermediary under the Control Agreement. The Collateral Administrator will maintain and perform certain collateral administration services with respect to the collateral pursuant to the Collateral Administration Agreement. As compensation for the services rendered by the Collateral Administrator, the Borrower will pay the Collateral Administrator, on a quarterly basis, customary fee amounts and reimburse the Collateral Administrator for its reasonable out-of-pocket expenses. The Collateral Administration Agreement and the obligations of the Collateral Administrator will continue until the earlier of (i) the liquidation of the collateral and the final distribution of the proceeds of such liquidation, (ii) the date on which all obligations have been paid in full or (iii) the termination of the Collateral Management Agreement.

Concurrently with the closing of the Warehouse Credit Facility, the Fund contributed and/or sold certain assets to the Borrower pursuant to the Transfer Agreement, and the Fund expects to continue to contribute and/or sell assets to the Borrower pursuant to the Transfer Agreement in the future. The Fund may, but shall not be required to, repurchase and/or substitute certain assets previously transferred to the Borrower subject to the conditions specified in the Transfer Agreement and the Warehouse Credit Agreement.

The Fund incurred certain customary fees, costs and expenses in connection with the closing of the Warehouse Credit Facility.

The foregoing descriptions of the Warehouse Credit Agreement, the Account Control Agreement, the Collateral Management Agreement, the Collateral Administration Agreement and the Transfer Agreement do not purport to be complete and are qualified in their entirety by the full text of each of the Warehouse Credit Agreement, the Account Control Agreement, the Collateral Management Agreement, the Collateral Administration Agreement and the Transfer Agreement, which are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, and are incorporated herein by reference.

Item 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Credit Agreement, dated as of April 21, 2023, among ABPCIC Funding IV LLC, as borrower, the lenders referred to therein, Natixis, New York Branch, as administrative agent and U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator.

10.2	Account Control Agreement, dated as of April 21, 2023, among ABPCIC Funding IV LLC, as debtor, U.S. Bank Trust Company, National Association, as collateral agent and the secured party and U.S. Bank National Association, as securities intermediary.

10.3	Collateral Management Agreement, dated as of April 21, 2023, by and between ABPCIC Funding IV LLC, as borrower, and AB Private Credit Investors LLC, as collateral manager.

10.4	Collateral Administration Agreement, dated as of April 21, 2023, among ABPCIC Funding IV LLC, AB Private Credit Investors LLC, as collateral manager, and U.S. Bank Trust Company, National Association, as collateral administrator.

10.5	Master Loan Sale and Contribution Agreement, dated as of April 21, 2023, by and between AB Private Credit Investors Corporation, as seller, and ABPCIC Funding IV LLC, as buyer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2023	AB PRIVATE CREDIT INVESTORS CORPORATION

	By:	/s/ Neal Kalechofsky
Neal Kalechofsky
Secretary